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Exhibit 10.12

ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (this "Agreement") is dated and effective May 6, 2004, by and between Twilight Technology, Inc., a California corporation (the "Buyer") and DPAC Technologies Corp., a California corporation ("DPAC" or the "Company"). Buyer and Company are collectively referred to herein as the "Parties" and individually as a "Party." Capitalized terms used herein shall have the meanings set forth in this Agreement.

RECITALS

  A.
  The Company's businesses include, among others, Commercial DRAM Stacking, Wireless Technology, and Industrial, Defense and Aerospace applications (including ceramic based memory stacking, memory modules, and custom products designed by the Company);

  B.
  The Company is transitioning out of making, have made, selling, and servicing those products set forth on Exhibit A relating to its Industrial, Defense and Aerospace business (the "Business Products");

  C.
  The Company is transitioning out of making, have made, selling, and servicing those products set forth on Exhibit B (the "PEP Products");

  D.
  The Company is the record assignee in the United States Patent and Trademark Office of United States Patent Number 4,956,694 issued September 11, 1990 relating to integrated circuit chip stacking (the "694 Patent");

  E.
  The Company is in the process of liquidating substantially all of its assets related to the Business Products and the PEP Products (collectively the "Products");

  F.
  The Buyer is currently manufacturing products pursuant to that certain Exclusive Technology and Know-How License Agreement dated October 4, 1999 by and between Company (f/k/a Dense-Pac Microsystems, Inc.) and Buyer, as amended November 20, 2001 (the "1999 License"), which license shall remain in full force and effect and shall not be subject to this Agreement;

  G.
  The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, substantially all of the assets of the Business Products, as well as the PEP Products not otherwise sold or disposed of or in the process of being sold or disposed of by the Company on or prior to June 4, 2004, "AS IS", "WHERE IS", and "WITHOUT WARRANTY AS TO FITNESS FOR ANY PURPOSE OR MERCHANTABILITY";

  H.
  Buyer desires to pay a substantial portion of the total purchase price for the Purchased Assets over time using its commercial best efforts to sell in the ordinary course of business the Business Products and the PEP Products;

  I.
  Company is willing to defer a substantial portion of the consideration to be paid by Buyer to Company for the Purchased Assets over time after the Closing Date so long as Buyer uses its commercial best efforts to sell in the ordinary course of business the Business Products and the PEP Products and so long as Buyer does not sell outside of the ordinary course of business any of the Purchased Assets until all amounts owing to Company under this Agreement are paid in full; and

  J.
  In connection with the purchase of the Purchased Assets, including the Business Products and the PEP Products, the Buyer is willing to assume only those certain specified liabilities and obligations of the Company directly related to such assets upon the terms and conditions specifically set forth in this Agreement.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.     PURCHASE AND SALE OF ASSETS

        1.1    Assets to be Transferred.    Other than the Excluded Assets (as hereinafter defined) and subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) the Company shall sell, transfer, convey, assign, and tender to the Buyer, and the Buyer shall purchase and accept, "AS IS", "WHERE IS", and "WITHOUT WARRANTY AS TO EITHER FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY", substantially all of the assets, tangible and intangible, and all licenses and designs, held as of the Closing Date by the Company specifically for use with the Products as of the Closing Date (collectively, the "Purchased Assets"), including:

          (a)    Intellectual Property.    All of the Company's interest in any intellectual property, including the 694 Patent, specifically for use with the Products, subject to any prior agreements with third parties concerning such use, such as trade secrets and license rights from third parties (except for non-industry specific software), to the extent freely transferable or assignable by the Company to Buyer without any further consideration to any third party;

          (b)    Machinery and Equipment.    All of the Company's tools, spare parts, and all other personal property owned by the Company specifically for use with the Products, including burn-in boards, test fixtures, and miscellaneous tools, to the extent set forth on Exhibit C, including any rights (other than indemnity rights owing to or for the benefit of Company for pre-Closing actions and services) under any agreement Company has with the vendors who previously created such tools, spare parts, and other personal property to the extent freely transferable for no additional consideration;

          (c)    Inventory.    All of the Company's inventories of raw materials, works-in-process and finished goods (including all such in transit) specifically for use with the Products, whether new, obsolete, or in excess of current levels needed for Product backlog, all as set forth on Exhibit D hereto (collectively, the "Inventory");

          (d)    Licenses; Permits.    All of the Company's licenses, permits and approvals relating to the Products, including all rights to market and sell the Products, to the extent freely assignable or transferable by the Company without further consideration;

          (e)    Names and Marks.    All names, logos or marks specifically used by the Company in connection with labeling and marketing of the Products, excluding therefrom however: (i) the use of the names "DPAC", "DPAC Technologies Corp.", "DENSE-PAC MICROSYSTEMS" and any derivation thereof, and (ii) any logo or mark used by Company; and

          (g)    Customer Contact Data.    Contact data for all customers of the Products as set forth on Exhibit E.

        1.2    Excluded Assets.    Notwithstanding any other provision of this Agreement, the Company shall not sell, transfer, assign, convey or tender to the Buyer, and the Buyer will not purchase or accept any assets of the Company other than the Purchased Assets (the "Excluded Assets"). The Excluded Assets shall include, but are not limited to, the following:

          (a)   Business Records.    All minute books, ownership books, legal files, tax returns, accounting reports and records, financial records, personnel and payroll records, invoice records, and historic sales files (e.g. purchase orders, internal sales orders, and related build documentation) maintained by or on behalf of Company except as otherwise specifically provided for in Section 6;

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          (b)   Non-Product assets.    Any and all assets of the Company not solely used in the manufacturing, sale, repair, or use of the Products;

          (c)   Cash.    All cash on hand of the Company;

          (d)   Licenses.    The 1999 License;

          (e)   Fixtures.    Any fixtures currently located at the Company's place of business;

          (f)    Non-Product Intellectual Property.    Any and all intellectual property that is not specifically held or solely used for the Products;

          (g)   Accounts Receivables.    Any and all accounts receivables of the Company;

          (h)   PEP Products.    Any PEP Products, the related intellectual rights, designs, manufacturing/test equipment, documentation, and inventory, that Company otherwise disposes of, sells, or is in the process of selling or disposing of, prior to June 4, 2004; and

          (i)    Company Revenues.    All Company Revenues received by Buyer with respect to the Revenue Products.

2.     ASSUMPTION OF LIABILITIES

        2.1    Liabilities to be Assumed.    Buyer hereby assumes sole responsibility for any and all support of the Products either sold or manufactured by Buyer on or after the Closing Date including but not limited to: (i) handling all returns for such Products, (ii) performing at no cost to the Company all repairs of such Products (whether or not covered by any warranty made or implied with respect to such Products), (iii) obtaining and maintaining adequate insurance for general and product liabilities arising out of or in connection with the manufacture, sale, distribution, and/or use of such Products, and (iv) holding Company free and harmless from any and all claims by any person arising out of, relating to, or in connection with the Products (collectively the "Assumed Liabilities").

3.     CLOSING AND CONSIDERATION

        3.1    Closing.    The closing (the "Closing") shall take place at 3:00 p.m., Pacific Standard Time, on May 6, 2004 at the offices of Yocca Patch & Yocca, LLP, 19900 MacArthur Boulevard, Suite 650, Irvine, California 92612 or at such other time, date and place as the Buyer and the Company may agree in writing. The Closing shall be deemed effective as of 12:01 a.m., Pacific Standard Time. The date on which the Closing takes place shall be the "Closing Date."

        3.2    Deliveries at Closing.

          (a)   Buyer's deliveries.    At Closing, Buyer shall deliver to Company:

      (i)
      an executed counterpart of this Agreement;

      (ii)
      evidence of product liability insurance providing insurance coverage for products liability arising out or relating to the Products either manufactured, sold, or distributed by Buyer following the Closing Date along with an additional insured endorsement naming the Company as an additional insured under such policy. Company will provide an additional ten business days for Buyer to obtain and provide proof of the aforementioned insured endorsement;

      (iii)
      a company check for the Cash Payment;

      (iv)
      evidence reasonably satisfactory to Company that Buyer is current on all monies owed pursuant to the 1999 License; and

      (v)
      the DPAC License Agreement, substantially in the form attached hereto as Exhibit F (the "DPAC License Agreement").

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          (b)   Company's deliveries.    At Closing, Company shall deliver or tender, as applicable, to Buyer, at Company's place of business:

      (i)
      an executed counterpart of this Agreement;

      (ii)
      the Purchased Assets (excluding the PEP Products, related intellectual rights, manufacturing/test equipment, documentation, inventory and designs, which, if unsold by June 4, 2004 will be tendered at such time);

      (iii)
      an executed assignment agreement for the 694 Patent and Form PTO-1595 to be filed with the United State Patent and Trademark Office, as set forth on Exhibit G.

3.3   CONSIDERATION—PAYMENT

          (a)    Monetary Consideration.    The monetary consideration (the "Monetary Consideration") for the Purchased Assets shall be the sum of each of the following:

            (i)    Cash Payment.    A cash payment in the amount of Three Hundred and One Thousand dollars ($301,000.00) (the "Cash Payment") which shall be paid by the Buyer to the Company or its designee or assigns in cash, via a company check; and

            (ii)    Future Payments.

              a.     Buyer shall pay Company 40% of the revenues to be generated, without reduction for any expenses (the "Gross Revenues"), from all orders received by or on behalf of Buyer, or any entity acting in concert with Buyer, during Company's 2005 Fiscal Year (ending February 28, 2005) for: (i) any product (excluding any product covered by the 1999 License) that is covered by or incorporates, whether directly or indirectly, the claims of the 694 Patent, whether or not such product is developed either by Company or Buyer; and (ii) any and all Products. The products in (i) and (ii) above are collectively referred to as the "Revenue Products."

              b.     Buyer will pay Company 40% of the Gross Revenues from orders received by or on behalf of Buyer during Company's first quarter of its 2006 Fiscal Year (March 1, 2005 - May 31, 2005) for any and all Revenue Products;

              c.     Buyer will pay Company 30% of the Gross Revenues from orders received by or on behalf of Buyer during Company's second quarter of its 2006 Fiscal Year (June 1, 2005 - August 31, 2005) for any and all Revenue Products;

              d.     Buyer will pay Company 20% of the Gross Revenues from orders received by or on behalf of Buyer during Company's third quarter of its 2006 Fiscal Year (September 1, 2005 - November 30, 2005) for any and all Revenue Products; and

              e.     Buyer will pay Company 10% of the Gross Revenues from orders received by or on behalf of Buyer during Company's fourth quarter of its 2006 Fiscal Year (December 1, 2005 - February 28, 2006) for any and all Revenue Products; (the Gross Revenues to be received and/or received by or on behalf of Buyer for the Revenue Products in the percentages set forth in Section 3.3(ii)(a)-(e) above are collectively referred to as the "Company Revenues"); and

      (iii)
      Subject to first obtaining Company's prior written consent for a sale of the Purchase Assets outside the ordinary course of business, the payment of no less than fifty percent (50%) and no greater than eighty percent (80%) of any gross sales outside the ordinary course of business, for any or all of the Purchased Assets to the extent said proceeds, individually or in the aggregate in the case of several sales, exceed $301,000.00 and to the extent the sale occurs within twenty-four (24) months of the Closing Date.

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Buyer shall pay Company all monies due by Buyer to Company under Section 3(a)(iii) in accordance with Section 6.10.

          (b)    Non-monetary consideration.    The non-monetary consideration for the Purchase Assets shall consist of the assumption of the Assumed Liabilities by the Buyer on the Closing Date.

          (c)    Allocation of Monetary Consideration.    The Parties mutually agree that the Monetary Consideration paid by the Buyer to the Company for the transfer of the Purchased Assets pursuant to this Agreement shall be allocated as follows: (i) $125,988.64 as a value for the Inventory; (ii) Ten Thousand Dollars ($10,000) for the fixed assets (an occasional sale); and (iii) the remaining Monetary Consideration for the sale of Company's intellectual property, or such other amounts determined by the applicable taxing authority. Both Parties shall be obligated to report the transaction on all applicable tax filings consistent with the allocation determined by the Parties pursuant to this Section 3.3(c).

          (d)    Sales Tax.    The Buyer shall timely pay or remit the cost of any sales, bulk sales, use or similar taxes, which may become due, by whatever jurisdiction levied, arising out of the sale and transfer of the Purchased Assets contemplated under this Agreement, and Buyer shall indemnify, defend, and hold harmless the Company, and its stockholders, from and for such obligations, taxes, penalties and other costs relating to any failure to properly pay such taxes.

4.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company makes the following representations and warranties to the Buyer, each of which is true and correct on the date hereof, and shall survive the Closing.

        4.1    Corporate Organization.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite power and authority to own, operate and lease its properties, to enter into this Agreement and to consummate the transactions contemplated hereby.

        4.2    Authority.    The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. No other or further act or proceeding on the part of the Company, its Board of Directors or any of its stockholders is necessary to authorize the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement, and the other documents and instruments to be executed and delivered by the Company pursuant hereto, constitute the valid and binding obligation of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and by general equitable principles.

        4.3    Ownership of Purchased Assets.    The Company has the power and right to sell, assign, convey, tender and/or deliver, as applicable, the Purchased Assets to the Buyer as contemplated hereby, including the right to assign ownership in the 694 Patent.

        4.4    Claims Against The Purchased Assets.    The Company has received no actual or threatened claim, demand or complaint that challenges Company's title to the Purchased Assets, including but not limited to the 694 Patent.

5.     REPRESENTATIONS AND WARRANTIES OF THE BUYER

        The Buyer makes the following representations and warranties to the Company, each of which is true and correct on the date hereof, and shall survive the Closing:

        5.1    Corporate Organization.    The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Buyer has all requisite power to enter into this Agreement and to consummate the transactions contemplated hereby.

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        5.2    Authority.    The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Buyer. No other act or proceeding on the part of the Buyer, its Board of Directors, or by Buyer's stockholder is necessary to authorize the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement, and the other documents and instruments to be executed and delivered by the Buyer pursuant hereto, constitute the valid and binding obligations of the Buyer enforceable in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and by general equitable principles.

        5.3    No Defaults.    The consummation of the transactions contemplated by this Agreement will not cause the Buyer or any of its affiliates to be in default (i) under Buyer's articles of incorporation or by-laws or under any material note, indenture, mortgage, lease, purchase or sales order, or any other material contract, agreement or instrument to which the Buyer is a party or by which it or its properties are bound or affected or (ii) with respect to any order, writ, injunction, judgment or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau or agency.

        5.4    Receipt and Removal of Purchased Assets.    Buyer has inspected the Purchased Assets and hereby acknowledges receipt of the Purchased Assets from the Company as of the Closing Date (excluding those assets related to the PEP Products which, if unsold by June 1, 2004 will be tendered at such time). As of the Closing, Buyer is responsible for any insurance covering Buyer's interest in the Purchased Assets as of the Closing Date. Notwithstanding the foregoing sentence, to the extent the Company has property insurance covering property of others located on the Company's premises, then such insurance to the extent applicable will cover the Buyer's Purchased Assets. Any deductible shall be Buyer's sole responsibility.

        5.5    Waiving of Offset Rights.    Company and Buyer hereby waive any and all rights to offset or withhold any amount due one-another under this Asset Purchase Agreement for any reason other than a breach of this Asset Purchase Agreement.

6.     POST-CLOSING COVENANTS

        6.1   No later than June 15, 2004, Company will provide Buyer with copies of all customer purchase orders for Products that have been accepted by Company prior to such date that have not been filled or otherwise satisfied by Company (the "Open Purchase Orders").

        6.2   Buyer agrees to manufacture, sell, and deliver to Customer all Products covered in the Open Purchase Orders delivered pursuant to Section 6.1. Buyer shall manufacture all such Products in compliance with the terms, specifications, and conditions in such Open Purchase Order(s) and in accordance with the quality requirements set forth in Exhibit H. Buyer will notify Company's representative, William Stowell, or his designee, when such Products are ready for shipment, which shall be as soon as commercially reasonable taking into consideration (i) the timeliness of Buyer's receipt of the customer's order in advance of the order's delivery date and (ii) the quantity of the order. DPAC will authorize such shipment by providing shipping documentation. DPAC agrees not to (i) accept any Purchase Order(s) for Products for less than $10,000.00 in value without Buyer's consent, and (ii) quote any prices for Products where the price is below the highest price previously charged by Company to such customer for the preceding 12 months, less discounts for volume purchases, and (iii) DPAC agrees to consult with Buyer prior to acceptance of any Purchase Orders on or after May 6, 2004, but DPAC reserves the right to determine the pricing for all Purchase Orders accepted that are in excess of $10,000.00.

        6.3   All Products sold by Buyer to Company (and subsequently re-sold to the end-customer) will carry a one-year repair or replace warranty from Buyer and will be transferable at no cost to Company's end-customer.

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        6.4   Buyer shall invoice Company for all Products sold to Company pursuant to this Section 6. The price set forth on all such invoices shall be 50% of Company's end-customer sales price (net of freight).

        6.5   Buyer shall have and maintain product liability insurance for all products sold or transferred to Company, naming Company as an additional insured, for no less than one year after Buyer ceases selling such products.

        6.6   After May 5, 2004, Company will not accept any orders for Products that have a ship date later than February 28, 2005. After June 4, 2004, Company will not accept new orders for any of the Products. Orders taken by Company for Products will state that they are non-cancelable and non-returnable. The Company has the right, in the Company's sole discretion, to accept changes with respect to quantity and extensions of shipment dates for Products ordered, which changes will be honored by Buyer to the extent Buyer has not already (i) manufactured or shipped the Products unless Company pays Buyer for the finished Product, or (ii) procured inventory for the Products unless Company pays Buyer the actual out of pocket direct cost for the inventory purchased (in which case the inventory shall belong to Company).

        6.7    Repairs.    Buyer agrees to service, support, and repair all Products sold by the Company prior to the Closing Date in consideration for Company's obligation to pay Buyer for such services in accordance with this Section 6.7. Prior to performing any such service, support or repair, Buyer shall notify Company representative William Stowell, of the Product to be repaired, and provide a written description of the work to be performed and the estimated cost of such repair. Company shall respond to Buyer within five business days with authorization to repair or instructions to return the Product in question. Buyer shall not perform any services or repairs to the Products without the prior written authorization of the Company. In no event shall either the Company or the Company's customer have any liability or responsibility for any charges by Buyer in excess of 115% of the estimated cost of such repair. Subject to the previous sentence, Buyer will invoice Company 130% of Buyer's Cost for any pre-approved repairs. "Buyer's Cost" shall be the actual cost for all materials plus the lesser of: (i) the actual direct labor rates (exclusive of benefits) for any engineer or assembly personnel that works on the returned Products; or (ii) $50.00 per hour (or part thereof) for any engineer or $10.00 per hour (or part thereof) for any assembly personnel that works on the returned Products.

        6.8    Warranty on Repairs.    Buyer shall warrant all repairs performed by it or on its behalf pursuant to Section 6.7 to be free from defects or failures for a minimum of one year for repair or replacement, at Company's option.

        6.9    Payment of Invoices.    Company shall pay Buyer's invoices for the work performed pursuant to this Section 6 within 45 days of Company's receipt of such invoice.

        6.10    Payment by Buyer.    Buyer shall pay Company via a company check all amounts due Company under Section 3.3(a)(ii) on the earlier of (i) the first business day after the month in which Buyer receives revenue, or (ii) within 60 days of the Buyers ship date.

        6.11    Resale of Purchased Assets and Change of Control.    Buyer agrees that, on and after the Closing Date and continuing until all Monetary Consideration owing the Company under this Agreement is paid in full pursuant to this Agreement to neither consent to, commit, authorize, nor permit any of the following actions/events:

        (a)   Sell, assign, transfer, convey, encumber, hypothecate, mortgage or otherwise alienate any part of the Purchased Assets, outside the normal course of business, without first obtaining Company's prior written consent, which consent Company may withhold in Company's sole and absolute direction for any reason or no reason;

        (b)   Randall Greene either (i) no longer participates full time in the management of the Buyer, or (ii) sells, assigns, transfers, coveys, encumbers, hypothecates, mortgages, or otherwise alienates any

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portion of his equity interest in the Buyer, whether voluntarily, involuntarily or by operation of law, or (iii) has his equity interest in Buyer as of the Closing Date diluted after the Closing Date, without first obtaining Company's prior written consent, which consent Company may withhold in its sole and absolute discretion for any reason or no reason;

        (c)   Fail to use commercial best efforts to manufacture, market, sell, and account for the Revenue Products under Section 3.3(ii).

        6.12    Company Revenues.    Buyer agrees and acknowledges that all Company Revenues shall be for the account of Company and shall be held in trust by Buyer for Company and shall not be the property of Buyer. Buyer shall not lien, borrow, or otherwise impair such funds.

        6.13    Post-Closing Receipt of Funds or Other Property.    In the event that any of the Parties receives any funds or property belonging to the other Party in accordance with the terms of this Agreement, then the receiving Party will promptly so advise such other Party, will segregate and hold such funds and property in trust for the benefit of such other Party, and will promptly deliver such funds and property to an account or accounts designated in writing by such other Party.

7.    RECORDS.    Buyer agrees to maintain proper records and books of account for all Revenue Products. Buyer agrees to provide Company with a monthly statement, including a certification that such statements are true and correct, indicating (i) all orders received for the Revenue Products during the month, (ii) the anticipated ship dates for such products, (iii) all Revenue Products shipped during the month accompanied by copies of those orders for Revenue Products for which payment is being made, and (iv) all monies received during the month for the Revenue Products and the corresponding purchase order (collectively the "Monthly Statement"). At all times, until Company has been paid in full under this Agreement, Company, shall have the right, during normal business hours upon giving Buyer 1 business day notice, to inspect, and audit the books and records of Buyer, including the stockholder register and records relating to orders received and products shipped, to insure compliance by Buyer of the terms of this Agreement. If the audit results show Buyer owes Company additional funds for the Revenue Products, then Buyer shall immediately pay Company (i) such additional funds, and (ii) if the underpayment is greater than 5% of the amount originally paid prior to the audit, the cost of such audit.

8.     COMPANY'S DISCLAIMERS.

        8.1    Condition of Inventory and other Purchased Assets.    The Inventory being purchased by Buyer hereunder is set forth on Exhibit D hereto. The Buyer and the Company agree that the Inventory and all other Purchased Assets may be obsolete, excessive for current projections, or otherwise not saleable and that such conditions have been taken into account by Buyer in evaluating the consideration. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4, THE COMPANY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF ANY OF ITS ASSETS (INCLUDING, WITHOUT LIMITATION, THE PURCHASED ASSETS), ITS BUSINESS, LIABILITIES OR OPERATIONS, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY AND ALL OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. THE BUYER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN SECTION 4, THE BUYER IS PURCHASING THE PURCHASED ASSETS ON AN "AS-IS, WHERE-IS" BASIS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO THE PURCHASED ASSETS THAT ARE EQUIPMENT, GOODS OR OTHER ASSETS THAT ARE SUBJECT TO ARTICLE 2 OF THE UNIFORM COMMERCIAL CODE, OR SIMILAR FEDERAL, STATE OR LOCAL LAW, AND THE BUYER EXPRESSLY ACKNOWLEDGES THAT SUCH EQUIPMENT,

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GOODS OR OTHER ASSETS ARE BEING PURCHASED AND SOLD "AS IS" AND "WHERE IS" AND WITHOUT WARRANTY EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4 OF THIS AGREEMENT. THE COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING ANY ASSETS OTHER THAN THE PURCHASED ASSETS OR ANY LIABILITIES OTHER THAN THE ASSUMED LIABILITIES, AND NONE SHALL BE IMPLIED AT LAW OR IN EQUITY.

9.     INDEMNIFICATION

        9.1    By the Company.    Subject to the terms and conditions of this Section 9, the Company hereby agrees to indemnify, defend and hold harmless the Buyer from and against any claim asserted against the Buyer arising out of or resulting from:

          (a)   Any failure by the Company to perform under any of the agreements, covenants and obligations set forth in this Agreement;

          (b)   Any breach of or inaccuracy of the representations or warranties of Company contained in this Agreement;

          (c)   Any breach of the post-Closing covenants set forth in Section 6;

          (d)   The liabilities of the Company that are not being assumed by Buyer under Section 2; and

          (e)   The Excluded Assets.

        9.2    By the Buyer.    Subject to the terms and conditions of this Section 9, the Buyer, hereby agrees to indemnify, defend and hold harmless the Company, and its directors, officers, employees, agents and representatives, and controlled and controlling persons (hereinafter "Company's Affiliates"), from and against all claims asserted against, resulting to, or imposed upon the Company or the Company's Affiliates, directly or indirectly, by reason of, arising out of or resulting from:

          (a)   Any failure by the Buyer to pay, discharge, or perform under, as the case may be, when due, any of the agreements, covenants and obligations set forth in this Agreement;

          (b)   Any breach of or inaccuracy of the representations or warranties of the Buyer contained in this Agreement;

          (c)   The Assumed Liabilities;

          (d)   Any breach of the post-Closing covenants set forth in Section 6; and

          (e)   The manufacture, sale, delivery, operation or breach of warranty of any Products either manufactured, distributed or sold by or on behalf of the Buyer subsequent to the Closing Date.

        9.3    Indemnification of Third-Party Claims.    The obligations and liabilities of a Party to indemnify the other Party under this Section 9 with respect to any claims relating to third parties shall be subject to the following terms and conditions:

          (a)    Notice and Defense.    The Party to be indemnified (whether one or more, the "Indemnified Party") will give the Party from whom indemnification is sought (the "Indemnifying Party") written notice of any such claim, and the Indemnifying Party will undertake the defense thereof by counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnified Party shall at all times also have the right to participate fully in the defense at its own expense. Failure to give such notice shall not affect the Indemnifying Party's duty or obligations under this Section 9, except to the extent the Indemnifying Party is prejudiced thereby. So long as the Indemnifying Party is defending any such claim actively and in good faith, the Indemnified Party shall not settle such claim. The Indemnified Party shall make available to the Indemnifying Party or its representatives all records and other materials required by them and in the possession or under the control of the Indemnified Party, for the use of the Indemnifying Party and its

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  representatives in defending any such claim, and shall in other respects give reasonable cooperation in such defense.

          (b)    Failure to Defend.    If the Indemnifying Party, within a reasonable time after notice of any such claim, fails to defend such claim actively and in good faith, the Indemnified Party will (upon further notice) have the right to undertake the defense, compromise or settlement of such claim or consent to the entry of a judgment with respect to such claim, on behalf of and for the account and risk of the Indemnifying Party, and the Indemnifying Party shall thereafter have no right to challenge the Indemnified Party's defense, compromise, settlement or consent to judgment.

          (c)    Indemnified Party's Rights.    Notwithstanding anything in this Section 9.3 to the contrary, the Indemnifying Party shall not, without the written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The Parties shall cooperate with each other with respect to any claim for which indemnification is sought hereunder and in the defense of any claim.

        9.4    Limitations of Liability and Remedies.    EXCEPT IN CIRCUMSTANCES INVOLVING GROSS MISCONDUCT OR GROSS NEGLIGENCE, IN NO EVENT SHALL ANY PARTY HERETO, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, BE LIABILE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT OR REVENUES, OR LOSS OF USE OF THE PURCHASED ASSETS.

10.   MISCELLANEOUS

        10.1    Bulk Sales Compliance.    Buyer hereby waives the requirements of the Uniform Commercial Code concerning bulk transfers, as in effect in the State of California, including the requirement of notice to creditors.

        10.2    Announcements.    Announcements concerning the transactions provided for in this Agreement by either the Company or the Buyer shall be subject to the reasonable approval of the other Party in all material respects, except that the consent of neither Party shall be required for any disclosures required by law. If any such notice or disclosure is so made, the disseminating Party shall give notice of the same to the other Party five (5) business days prior to such disclosure.

        10.3    Assignment.    Except as expressly provided herein, the rights and obligations of a Party hereunder shall not be assigned, transferred or encumbered without the prior written consent of the other Party, which may be withheld by such party for any reason or no reason.

        10.4    Governing Law.    This Agreement shall be construed and interpreted according to the internal laws of the State of California, excluding any choice of law rules that may direct the application of the laws of another jurisdiction. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of California or the United States of America located in Orange County, California, for any action, suit or proceeding arising out of or relating to either this Agreement or the DPAC License Agreement, and agrees not to commence any action, suit or proceeding relating thereto except in such courts, and further agrees that service of any process, summons, notice or document by United States registered or certified mail shall be effective service of process for any action, suit or proceeding brought in any such court. Each of the Parties hereby irrevocably and unconditionally waives any objection to personal jurisdiction and the laying of venue of any action, suit or proceeding arising out of either this Agreement or the transactions contemplated hereby, in the courts of the State of California or the United States of America located in Orange County, California, and hereby further irrevocably and

10

unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.

        10.5    Amendment and Modification.    The Buyer and the Company may amend, modify and supplement this Agreement in such manner as may be mutually agreed upon in writing.

        10.6    Notice.    All notices, requests, demands and other communications hereunder shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the Party at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

          (a)   If to the Buyer:

      Twilight Technology, Inc.
      2923 Saturn Street
      Brea, CA 92821
      Phone: (714) 993-9399
      Attn: Randall Greene

      with a copy to:
      Bacon Law Corporation
      Three Pointe Drive,
      Suite 300
      Brea, California 92821

or to such other person or address as the Buyer shall furnish to the Company in writing.

          (b)   If to the Company, to:

      DPAC Technologies Corp
      7321 Lincoln Way
      Garden Grove, California 92841
      Phone: (714) 898-0007
      Facsimile: (714) 899-7579
      Attention: William Stowell, CFO

      with a copy to:

      Yocca Patch & Yocca, LLP
      19900 MacArthur Blvd., Suite 650
      Irvine, CA 92612
      Fax: (949) 253-0870
      Attn: Ryan M. Patch, Esq.

or to such other person or address as the Company shall furnish to the Buyer in writing.

        If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any Party may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section.

11

        10.7    Payment.    Any payment to the Company shall be made in immediately available funds via a company check.

        10.8    Broker Fees.    Each Party agrees to hold harmless the other Party from and against any and all claims for brokerage commissions or finder's fees incurred through any act of the Party in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby.

        10.9    Expenses.    Except as otherwise provided herein, each Party shall bear its own fees and expenses, including, without limitation, the fees and expenses of its counsel, accountants and other agents, in connection with the negotiation, preparation, execution, delivery and performance of this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, the Buyer shall pay, and shall indemnify, defend and hold harmless the Company from and against any sales, use, excise, transfer or other similar taxes, fees, charges and expenses imposed with respect to the transactions provided for in this Agreement, and any interest or penalties related thereto.

        10.10    Costs of Litigation.    The Parties agree that the prevailing Party in any action brought with respect to or to enforce any right or remedy under this Agreement shall be entitled to recover from the other Party all reasonable costs and expenses of any nature whatsoever incurred by the prevailing Party in connection with such action, including without limitation attorneys' fees and prejudgment interest.

        10.11    Entire Agreement.    This Agreement, including Exhibit A through Exhibit H attached hereto, which are incorporated herein by reference, embodies the entire understanding and agreement between the Parties with respect to the transactions contemplated herein, and there have been and are no agreements, commitments, obligations, understandings, representations or warranties between the Parties other than those set forth herein.

        10.12    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature shall be treated the same as an original signature and a facsimile signature shall have the same force and effect as an original signature has under California law. To the extent any Party uses a facsimile signature for this Agreement or any exhibit hereto, said Party agrees to forward an original signature to the other Party within five (5) business days of the Closing Date.

        10.13    Headings.    The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

        10.14    Further Documents.    The Buyer and the Company each agree to execute all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereto.

[SIGNATURES ON FOLLOWING PAGE]

12

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

COMPANY:		BUYER:

By:	/s/ CREIGHTON K. EARLY Creighton K. Early Chief Executive Officer, Director (Principal Executive Officer)	By:	/s/ RANDALL GREENE Randall Greene President & Chief Executive Officer

13

ASSIGNMENT

        WHEREAS, DPAC Technologies Corp., a corporation organized and existing under the laws of the State of California (f/k/a Dense-Pac Microsystems, Inc.), and having an office and place of business at 7321 Lincoln Way, Garden Grove, California, is the Assignee of new and useful inventions and improvements for INTEGRATED CIRCUIT CHIP STACKING now Patent No. 4,956,694 filed on November 4, 1988 and recorded in the U.S. Patent Office on September 11, 1990.

        AND WHEREAS, Twilight Technology, Inc., a corporation organized and existing under the laws of the State of California, and having an office and place of business at 2923 Saturn Street, Suite D, Brea, CA 92821, is desirous of acquiring the right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefore;

        NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, we have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, other than claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of this Assignment, which are hereby excluded form the rights being assigned hereunder, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid Letters Patent, and in and to the said application, all divisions, continuations, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Conventions, and all Letters Patent of foreign countries which may be granted therefore; and we do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

SIGNATURE ON FOLLOWING PAGE

        IN TESTIMONY WHEREOF, we have hereunto set our hand this 6th day of May, 2004.

DPAC Technologies Corp. a California corporation

	By:	/s/ CREIGHTON K. EARLY

	Its:	Chief Executive Officer

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF ORANGE	)

         On May 6, 2004 before me Roberta Y. Huff personally appeared Creighton K. Early, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, executed the instrument

WITNESS my hand and official seal

[SEAL]	/s/ ROBERTA Y. HUFF Notary Public

[NOTARY SEAL]

Form PTO-1595 (Rev. 10/02) OMB No. 0651-0027 (exp. 6/30/2005)	RECORDATION FORM COVER SHEET PATENTS ONLY	U.S. DEPARTMENT OF COMMERCE U.S. Patent and Trademark Office

To the Honorable Commissioner of Patents and Trademarks: Please record the attached original documents or copy thereof.

1.	Name of conveying party(ies):	2.	Name and address of receiving party(ies)
	DPAC Technologies Corp.		Name: Twilight Technology, Inc.
f/k/a Dense-Pac Microsystems, Inc.
	7321 Lincoln Way		Internal Address:	2923 Saturn Street
	Garden Grove, CA 92841			Brea, CA 92821
Additional name(s) of conveying party(ies) attached? ☐ Yes ☒ No
3.	Nature of conveyance:		Street Address:	2923 Saturn Street
	☒ Assignment ☐ Merger		City: Brea State: CA Zip: 92821
	☐ Security Agreement ☐ Change of Name		Additional name(s) & address(es) attached? ☐ Yes ☒ No
☐ Other
Execution Date:
4.	Application number(s) or patent number(s):
	If this document is being filed together with a new application, the execution date of the application is:
	A.	Patent Application No.(s)		B.	Patent No.(s) 4,956,694
Additional numbers attached? ☐ Yes ☒ No
5.	Name and address of party to whom correspondence concerning document should be mailed:		6.	Total number of applications and patents involved: 1
	Name: Ryan M. Patch, Esq.		7.	Total fee (37 CFR 3.41) $40.00
	Internal Address: Yocca Patch & Yocca, LLP			☒ Enclosed
	19900 MacArthur Blvd. Suite 650			☐ Authorized to be charged to deposit account
	Irvine, CA 92612
	Street Address: Yocca Patch & Yocca, LLP		8.	Deposit account number:
	19900 MacArthur Blvd. Suite 650
City: Irvine State: CA Zip: 92612
DO NOT USE THIS SPACE
9.	Signature.

	Name of Person Signing	Signature	Date

Total number of pages including cover sheet, attachments, and documents:    ☐

Mail documents to be recorded with required cover sheet information to:
Commissioner of Patents & Trademarks, Box Assignments
Washington, D.C. 20231

Guidelines for Completing Patents Cover Sheets

        Cover Sheet information must be submitted with each document to be recorded. If the document to be recorded concerns both patents and trademarks separate patent and trademark cover sheets, including any attached pages for continuing information, must accompany the document. All pages of the cover sheet should be numbered consecutively, for example, if both a patent and trademark cover sheet is used, and information is continued on one additional page for both patents and trademarks, the pages of the cover sheet would be numbered form 1 to 4.

Item 1. Name of Conveying Party(ies).

        Enter the full name of the party(ies) conveying the interest. If there is insufficient space, enter a check mark in the "Yes" box to indicate that additional information is attached. The name of the additional conveying party(ies) should be placed on an attached page clearly identified as a continuation of the information Item 1. Enter a check mark in the "No" box, if no information is contained on an attached page.

Item 2. Name and Address of Receiving Party(ies).

        Enter the name and full address of the first party receiving the interest. If there is more than one party receiving the interest, enter a check mark in the "Yes" box to indicate that additional information is attached. Enter a check mark in the "No" box, if no information is contained on an attached page.

Item 3. Nature of Conveyance.

        Place a check mark in the appropriate box describing the nature of the conveying document. If the "Other" box is checked, specify the nature of the conveyance. Enter the execution date of the document. The execution date should be entered in the following format: MM/DD/YYYY.

Item 4. Application Number(s) or Patent Number(s).

        Indicate the application number(s), and/or patent number(s) against which the document is to be recorded. National application numbers must include both the series code and a six-digit number; and international application numbers must be complete, e.g., 07/123,456 for national application numbers, and PCTUS91/12345 for international application numbers. Enter a check mark in the appropriate box: "Yes" or "No" if additional numbers appear on attached pages. Be sure to identify numbers included on attached pages as the continuation of Item 4.

Item 5. Name and Address of Party to whom correspondence concerning the document should be mailed.

        Enter the name and full address of the party to whom correspondence is to be mailed.

Item 6. Total Applications and Patents involved.

        Enter the total number of applications and patents identified for recordation. Be sure to include all applications and patents identified on the cover sheet and on additional pages.

Block 7. Total Fee Enclosed.

        Enter the total fee enclosed or authorized to be charged. A fee is required for each application and patent against which the document is recorded.

Item 8. Deposit Account Number.

        Enter the deposit account number to authorize charges. Attach a duplicate copy of cover sheet to be used for the deposit charge account transaction.

Item 9. Signature.

        Enter the name of the person submitting the document. The submitter must sign and date the cover sheet. Enter the total number of pages including the cover sheet, attachments, and document.

        This collection of information is required by 35 USC 261 and 262 and 15 USC 1057 and 1060. The information is used by the public to submit (and by the USPTO to process) patent and trademark assignment requests. After the USPTO records the information, the records for patent and trademarks, assignments, and other associated documents can be inspected by the public. To view documents recorded under secrecy orders or documents recorded due to the interest of the federal government, a written authorization must be submitted. This collection is estimated to take 30 minutes to complete, including gathering, preparing, and submitting the form to the USPTO. Any comments on the amount of time you require to complete this form and/or suggestions for reducing this burden, should be sent to the Manager of the Assignment Division, Crystal Gateway 4, Room 310, 1213 Jefferson Davis Highway, Arlington, Va. 22202. DO NOT SEND FEES OR COMPLETED FORMS TO THIS ADDRESS. SEND TO: Commissioner of Patents and Trademarks, Box Assignments, Washington, D.C,, 20231.

Privacy Act Statement for Patent Assignment Recordation Form Cover Sheet

        The Privacy Act of 1974 (P.L. 93-579) requires that you be given certain information in connection with the above request for information. This collection of information is authorized by 35 U.S.C. 1, 2, 261 and E.O. 9424. This information will primarily be used by the USPTO for the recordation of assignments related to patents and patent applications. Submission of this information is voluntary but is required in order for the USPTO to record the requested assignment. If you do not provide the information required on the cover sheet, the assignment will not be recorded, and all documents will be returned to you.

        After the information is recorded, the records and associated documents can be inspected by the public and are not confidential, except for documents that are sealed under secrecy orders or related to unpublished patent applications. Assignment records relating to unpublished patent applications are maintained in confidence in accordance with 35 U.S.C. 122. Records open to the public are searched by users for the purpose of determining ownership for other property rights with respect to patents and trademarks.

        Routine uses of the information you provide may also include disclosure to appropriate Federal, state, local, or foreign agencies in support of their enforcement duties and statutory or regulatory missions, including investigating potential violations of law or contract and awarding contracts or other benefits; to a court, magistrate, or administrative tribunal in the course of presenting evidence; to members of Congress responding to requests for assistance from their constituents; to the Office of Management and Budget in connection with the review of private relief legislation; to the Department of Justice in connection with a Freedom of Information Act request; to a contractor in the performance of their duties; to the Office of Personnel Management for personnel studies; and to the General Services Administration (GSA) as part of their records management responsibilities under the authority of 44 U.S.C. 2904 and 2906. Such disclosure to GSA shall not be used to make determinations about individuals.

Exhibit A

Drawing No.	Description
11A003-00	DP384073
11A005-00	839944-1 (LITTON DATA)
11A006	DPS256KU
11A010	DPS128KU
11A012-00	500722 BENTLEY
11A014-00	DP39E64
11A015-00	DP6167
11A024	DPD4849
11A040	DP1024KB
11A045-00	DP39256
11A046-00	DP403873
11A047-00	M2065
11A048-00	DP16X5KUS
11A049-00	DPH91288KUL
11A050-00	DP39E256
11A051	DPS288KU
11A053-00	DP7M464
11A054-00	DPV1024
11A055-00	DP040256
11A056-00	DP41256
11A059-00	DP39128
11A061	DPS512
11A062-43	DPE40256-300B
11A063-00	DPE41256
11A064-00	DPS256KUL-1IX (SINGER)
11A067-00	DPH256KB-C3
11A072-00	DPCAI-4M
11A074-00	DPE42256
11A078-01	LPN4032081-004
11A078-02	LPN4032081-001
11A078-03	LPN4032081-005
11A081	DPS41128
11A083-00	AM0004-002 (DPS6564-45M) (MILCOM)
11A085-00	DPS384-35C
11A085-01	8516263-1 (LOCKHEED)
11A086	DPE41257
11A091	DPE43256
11A092	DPE4512
11A095	DPE45257
11A100-01	61776-10042 (AAI)
11A100-02	61776-10037 (AAI)
11A100-03	61776-90042 (AAI)
11A100-04	61776-90037 (AAI)
11A101-06	DPE41193T-150C
11A103	DPE41193L
11A104	DPE41257T
11A113-00	7568041 (DELCO)

11A114-00	DPS41288 (THICK FILM)
11A117	DPE41193X
11A118	DPE41257L
11A122-00	DPE41257X-300B (LSI)
11A127-00	326001 (SANDERS)
11A128-00	DPV8048
11A131	DPE41288S
11A133-00	75DRS0101 (GEC)
11A136	DPS61C32
11A137	DPS8816
11A140-00	D1MX9 MODULE (BILL GHAI)
11A141-00	LPN4041356-001 (SINGER LINK)
11A141-01	LPN4041356-002 (SINGER LINK)
11A142	DPD64X48
11A144	DPS16X16
11A145-00	LPN4041354-001
11A145-01	LPN4041354-002
11A147-01	11884-1 (LEIGH INSTRUMENTS)
11A150	DPE8M628T
11A151	DPE92256S
11A155	DPE48C512 (SEEQ)
11A157	DPD42565-120C (BILL GHAI)
11A160	DPS25616
11A167	DPS41257WS
11A173	DPE8M624S
11A174-00	AA200034 (SEEQ) DPE51288
11A174-01	DPE51288 W/ TEMP. CYCLE MQ28C010 (SEEQ)
11A178-33	DPD50464-120M
11A179-00	DPS45129
11A185-06	DPE3233-70C
11A191-00	440-7-16440-000 (PLESSEY)
11A192-32	DPS51288-120M
11A193-03	DPS92255G-45C
11A211-00	546249-01 (FORD AEROSPACE) DPD1MX12
11A230-00	1009AS2198 (DPS1124-170B) (NEC)
11A239-00	DPS9264G (FAIRCHILD) E39996A
11A243-00	DPE1143
11A248-00	1104631 (TELECTRONICS) 8KX8
11A249-01	89CD0096-1 (E-SYSTEMS)
11A249-02	89CD0096-2 (E-SYSTEMS)
11A249-03	89CD0096-3 (E-SYSTEMS)
11A251-00	1105046 (TELECTRONICS) 32KX8
11A252-00	MS62256L-10LM (FORCE TECH)
11A259-00	1103559 (TELECTRONICS) 32KX8 MASK ROM
11A261-42	DPS92256GS-13B
11A268-01	DPS92256G-15C
11A269-42	DPS92256GLL-135B
11A270-00	DPD4464-150B ES5467-02 (EMERSON)
11A273-00	BMIS-II (EXPANSION SYSTEM NETWORK)
11A273-10	CDS-BMIS-II

11A273-20	IWS-BMIS-II
11A273-30	SWS-BMIS-II
11A273-40	MFS-BMIS-II
11A276-00	592411-01 REV B, LORAL
11A276-01	DPS92256GL-93B (FORD)
11A291-33	DPS128X33V3-85M
11A299-00	19501 L'GARDE
11A305	DPS128X32V3
11A306-00	D30294A-23 FAIRCHILD
11A314-03	DPS1MX32V3-10C
11A318	DPS512X16A3
11A319	DPS128M8BY
11A322-00	12930752 REV XC
11A378-01	DPS512S8AP-70C
11A389-00	DPS92256G-100B/S SCI
11A394-02	DPS256X16A3-12C
11A398-51	DPS128X16V3-15B/DPS128M8Y-15B 5004-GROUP D
11A399-01	DPS512X32V3-15C
11A400-44	DPS128X16A3-85B
11A410-00	4067375-412 HONEYWELL
11A448-00	DPS1MS8A3-GMDELCO ELECTRONICS
11A495-32	DPS128M8JY-12M
11A496-32	DPS128X16J3-12M
11A508-41	DPS92256AN-150B
11A522-04	DPS512S8HPL-10C
11A525-43	DPS512S16V3-12B
11A528-02	DPS512S8A3-15C
11A533-03	DPS256S32W-12C
11A539-00	14A128-00 SUBSTRATE W/DECODER
11A557-04	DPS512X16H3-85C
11A563-43	DPS1MX8H3-10B
11A580-33	DPS128X24H3-10M
11A590-42	DPS128X16H3-12B
11A595-00	LEAD FORMING, 29C040 ATME
11A601-06	DPS512S8GAP-25C
11A618-32	DPZ512X16IV3-20M
11A621-00	ES8033-02 ESCO
11A735-34	DPS128M8HY-85M
11A774-42	DPS128X16CV3-45B
11A812-13	DPZ8MX16NV3-15I
11A831-01	DPS128M8Y-15C
11A854-00	6196398-001 NORTHROP (11A854-00)
11A854-01	SUB ASSY,6196398,1MX8 FLASH 150B
11A854-02	SUB ASSY,6196398,1MX8 150B,GULL
11A864-12	DPS1MX32MKV3-45I
11A883-02	TSOP, KM41C16000AS-TRW
11A936	DPSD16MX64RW
11A937	DPSD8MX64RW
11B023	DPSD8MX64RSW
11B024	DPED8MX32PW

11B037	DPSD16MX72RW
11B040	DPSD32MX72RW
11B040	DPSD16MS64RW
11B041	DPSD8MX72RW
11B049	DPS128M8DY
11B068	DPED32MX32RW
11B069	DPED16MX32RW
11B070	DPSD4MX64PW
11B076	DPS2MK32MKV3
11B112	DPSD8MX32RSW
11B123	DPSD16MX64RW
11B125	DPE3D4MX64RSW
11B127	DPSD4MX64PW
11B128-00	DPSZ384X16BIA3-ABS 6007560 REV -
11B152	DPSD16ML64RW-10C
11B153	DPSD8ML64RW-10C
11B161	DPZ256X8IY-20C
11B258	DPSD16MX64RW-10CT
11B394-00	TSOP,8MX8 FP MIL SCREENED
11B405-00	T1014006 REV AA
11B407-00	SUB ASSY,STACK 980696-2
11B452	DP5Z1MM16PY
11B468	CERAMIC LEADED BASED, 68 PIN
11B474	TSOP,128KX8 SRAM,15ns,BI
11B497	DP5Z256S32AKW
11B499	DP5Z1MM16PH3
11B502	DPS128X16CI3
11B508	DP5Z1MM8NKH3
11B516	DPS128M8CIY
11B521	DPZ128X16CA3
11B522	DPS128M8DY
11B524	DPS128X16BA3
11B537	DP5Z4MX16PH3
11B538	SUB ASSY,DP5Z1MM16PY
11B540	SUB ASSY,DPZ256X8CY
11B540	SUB ASSY,DPZ256X8CY
11B541	SUB ASSY,DPS128M8DHY
11B542	SUB ASSY,DPS128M8DIY
11B548	SUB ASSY,DPS128M8DJY
11B555-01	G254060-1 REV -, RATHEON

Exhibit B

ManFact P/N	Item Description	Macola P/N
11D0008-01	TOP ASSY RS422 (SYMBOL)	90008-001
11D0008-02	TOP ASSY RS422/485 CARD	90008-002
11D0028-04	TOP ASSY MAGSTRIPE 18" W/	90028-004
11D0042-01	TOP ASSY HEATER KIT (SYMBOL)	90042-001
11D0043-01	ASYST MASTER 5 VERSION 2 (TOP ASSY)	90043-001
11D0044-01	TOP ASSY ASYST MASTER 16	90044-001
11D0053-01	TOP ASSY PEPLOCK WIEGAND	90053-001
11D0053-05	TOP ASSY WIEGAND	90053-005
11D0053-07	TOP ASSY SECURE WGND PEPLOCK	90053-007
11D0136-01	TOP ASSY CCFL DISPLAY	90136-001
11D0138-01	TOP ASSY CCFL MICROTERMINAL	90138-001
11D0205-01	TOP ASSY LOCO LOCK	90205-001
11D0242-01	TOP ASSY PP ETHERNET CRADLE	90242-001
11D0260-01	TOP ASSY 1700 CRADLE	90260-001
11D0260-02	TOP ASSY 1700 CRADLE U7 UPGRADE	90260-002
11D0328-01	TOP ASSY ACE VLF-MC3005-02	90328-001
11D0329-01	TOP ASSY PACE VLF-MC3005-02P	90329-001
11D0341-01	TOP ASSY NEC ADSL INFOSET	90341-001
11D0347-01	TOP ASSY ABB VN ROUTER	90347-001
11D0357-01	TOP ASSY CISCO FLASH CARD 4MB	90357-001
11D0399-01	TOP ASSY NEC CONFERENCE BOARD	90399-001
11D0402-01	TOP ASSY ADC T1 LINE CARD	90402-001
11D0448-02	TOP COVER VN ROUTER 2	70448-002
11D0500-01	TOP ASSY ELITE CTI BD SET REV A	—
11D0501-01	TOP ASSY ELITE SCND SLTBD REV A	—
11D0503-01	COBOX ADAPTOR	—
	IA FULL CARD 10060 (NO MEMORY)	90001-02-00
	IA HALF CARD 10100, 1/2MB	90003-00-00
	TOP LEVEL 1/2CRD 1/2MB BLK ER	90003-001
	TOP LEVEL 1/2CRD 1MB SECT ERS	90003-002
	TOP LEVEL 1/2CRD 2MB SECT ERS	90003-003
	TOP ASSY HALFCARD OE VERSION	90003-004
	COMBO CARD (NO MEMORY) 10067	90004-01-03
	SIMM MODULE 512K SRAM 10108	90005-00-00
	SIMM MOD 2M PSRAM REV A 10108	90005-01-00
	WARP DRIVE (2MEG) 10112	90006-00-02
	WARP DRIVE 16MB PSRAM	90006-003
	PEP DR (NO HARD DRIVE) 10092	90007-001
	FLUOROWARE PROGRAMMING PLUG	90011-00-00
	FLUOROWARE HOST TERM PLUG	90011-00-01
	FLUOROWARE REM. BUS TERMINAT.	90011-00-02
	FLUOROWARE REMOTE PROG. PLUG	90011-00-03
	TIRIS BOARD 10104	90012-001
	FLUOROWARE MASTER 5	90013-001
	FLUOROWARE MASTER 16	90014-001
	TOP ASSY DISPLAY REMOTE	90015-001
	FLUOROWARE PRESENCE SENSOR	90016-001

TOP ASSY KEYBOARD REMOTE	90017-001
TOP ASSY COMBO REMOTE	90018-001
FLUOROWARE DAUGHTER BOARD	90019-001
RIPP CARD 10004	90020-001
ACCULOGIC MULTIFUNCTION BOARD	90027-001
MAG STR RDR 10123 90 DEG TERM	90028-00-01
MAGSTRIP CABLE, DB9 TERM ONLY	90028-00-02
MAG STRIPE READER W/6.50 CABLE	90028-001
MAG STRIPE RDR W/16.00 CABLE	90028-002
MAG STRIPE RDR W/6.50 CBL &SCR	90028-003
PDT33008LBL640K256NVM TIRIS	90029-0001
PDT33008LBL640K256NVMOEC TIRIS	90029-0002
PDT33008LBL1.1MB256NVM TIRIS	90029-0003
PDT33008LBL1.1MB256NVMOEC T	90029-0004
PDT33008LBL2.2MB256NVM56K T	90029-0005
PDT33008LBL2.2MB256NVMOEC56K T	90029-0006
PDT33008LBL4.2MB256NVM56K T	90029-0007
PDT33008LBL4.2MB256NVMOEC56K T	90029-0008
SYMBOL 3300 INTEGRATED	90029-001
PDT33008LLBL1.1	90029-004
PDT3300 8LBL 1.1MB REFURBISHED	90029-0100
ANTENNA 6 X 6 F/W	90030-001
ANTENNA 5 X 3 MINI F/W	90031-001
ANTENNA STICK ASSY FOR F/W	90032-001
EXTERNAL DATADECK 10132	90033-001
INTERNAL DATADECK (COMPLETE)	90034-001
MERIDIAN POS UNIT 10290	90035-001
MERIDIAN REMOTE TERM W/SLOT	90036-001
REMOTE TERMAL W/O SLOT	90037-001
TOP ASSY PEP POS REM W/O SLOT	90037-002
MERIDIEN 422RJ VERSION	90038-001
PDT33008LBL640K256NVM TIRIS	90039-0001
PDT33008LBL640K256NVMOEC TIRIS	90039-0002
PDT33008LBL1.1MB256NVM TIRIS	90039-0003
PDT33008LBL1.1MB256NVMOEC 56K	90039-0004
PDT33008LBL2.2MB256NVM56K T	90039-0005
PDT33008LBL2.2MB256NVMOEC56K T	90039-0006
PDT33008LBL4.2MB256NVM56K T	90039-0007
PDT33008LBL4.2MB256NVMOEC56K T	90039-0008
SYMBOL 3300 TETHERED/TRIGGERED	90039-001
SYMBOL 3300 W/STICK ANTENN	90039-002
PDT33008LBL640K256NVM TIRIS	90040-0001
PDT33008LBL640K256NVMOEC TIRIS	90040-0002
PDT33008LBL1.1MB256NVM TIRIS	90040-0003
PDT33008LBL1.1MB256NVMOEC T	90040-0004
PDT33008LBL2.2MB256NVM56K T	90040-0005
PDT33008LBL2.2MB256NVMOEC56K T	90040-0006
PDT33008LBL4.2MB256NVM56K T	90040-0007
PDT33008LBL4.2MB256NVMOEC56K T	90040-0008
SYMBOL 3300 TETHERED/NON-TRIG	90040-001

PDT33008LB 1.1 MEG RS232	90040-009
SYSTEM ASSEMBLY EASYREADER	90041-001
EASY READER DEVELOPMENT KIT	90045-001
TOP ASSY PIGTALES CRADLE CNTLR	90046-001
PIGTALES CRDLE CTRLR CRYST UPG	90047-001
FLUOROWARE SUPERMASTER	90048-001
RF DATA SYSTEM MUX DEMO KIT	90049-001
RF DATA SYSTEM MULTIPLXER UNIT	90050-001
3300 W/TELINEXIS RADIO MODULE	90051-001
FLUOROWARE MASTER 5 V1.5	90052-001
TOP ASSY PEPLOCK RS232 NEW	90053-002
TOP ASSY PEPLOCK RS232 OLD	90053-003
PEPLOCK RS232 SDK VERSION	90053-004
TOP ASSY PEPLOCK RS232 G&D	90053-006
SMARTMONEY UGANDA POS SYSTEM	90054-001
TOP UNIT, PAM RF MODEM	90055-001
TOP ASSY PAM ARDIS	90055-002
TOP ASSY PAM RF MODEM TYPE III	90055-003
EASY READER KIT, ALLFLEX	90056-001
PDT3100 VMC (CRADLE)	90057-001
HOMEBASE, UNIT	90058-001
SYSTEM TOP ASSY HOMEBASE 1X4	90058-002
SYSTEM TOP ASSY HOMEBASE 1X6	90058-003
TOP ASSY DES CARD ISA BUS	90059-001
FLUOROWARE COMBO KEYPAD RETRO	90060-001
AUTO OPERATOR LOGIN UNIT,TIRIS	90061-001
HHOMEBASE, UNIT MULTIPLEXER	90062-001
MICROLASERWAND, UNIT (SYMBOL)	90063-001
EASYREADER DUNCAN IR	90064-001
BATTERY PACK-(PAM)	90065-001
TOP ASSY OPERATOR ACCESS	90066-001
MICROLASERWAND, UNIT (PSC)	90067-001
PEPFARE UNIT	90068-001
TEST FIXTURE HOMEBASE	90069-001
PDT3100 VMC REWORK KIT	90070-001
EASY READER W/POD DB25F	90071-001
TI DEVELOPERS KIT	90072-001
TOP ASSEMBLY—PEPLOCK	90073-001
TOP ASSY 4100 IR	90074-001
SYSTEM ASSEMBLY POS TERMINAL	90075-001
TOP ASSY POS REWORK UNIT	90075-002
BEAMER SPARE PARTS	90076-001
TOP COVER ASSY DOLPHIN	90077-001
BOTTOM COVER ASSY DOLPHIN	90078-001
BATT PACK ASSY 600MA NCD DOLPH	90079-001
BATT PACK ASSY 700MA NCD DOLPH	90079-002
BATT PK ASSY NIMH 1300MA DOLPH	90079-003
BATT PACK ASSY 1200MA NIMH	90079-004
CABLE ASSY BATT CONTACT DOLPH	90080-001
SYSTEM FRAME ASSY DOLPHIN	90081-001

RADIO ASSY DOLPHIN	90082-001
CABLE ASSY ANTENNA DOLPHIN	90083-001
SYSTEM ASSY EXPANDED DISPLAY	90084-001
SYSTEM ASSY EXP MICROTERMINAL	90085-001
SYSTEM ASSY DOLPHIN	90086-001
PACK OUT ASSY DOLPHIN	90087-001
TOP ASSY DOLPHIN TERMINAL	90088-001
SYSTEM ASSY DOLPHIN HOMEBASE	90089-001
PACK OUT ASSY DOLPHIN HOMEBASE	90090-001
TOP ASSY DOLPHIN HOMEBASE	90091-001
BATTERY PACK OPT (NICAD) DOPH	90092-001
BATT PACK OPT 700MA NICAD DLPH	90092-002
BATT PK OPT NIMH 1300MA DOLPH	90092-003
BATTPACK OPT 1200MA NIMH	90092-004
TOP COVER ASSY DOLPH HMBASE	90093-001
CABLE ASSY 20 COND IDC 6"	90094-001
SYSTEM ASSY PLCK RS232 89C55	90095-002
SYS ASSY PEPLOCK RS232 89C52	90095-003
SYS ASSY PEPLOCK RS232 SDK	90095-004
SYS ASSY PEPLOCK RS232 BASIC	90095-005
TOP LEVEL ASSY EXP DISPLAY	90097-001
TOP LEVEL ASSY EXP MICROTERM	90098-001
COMPAQ FILE SERVER	90099-001
TOP ASSY MAC ENGINE	90100-001
DIGIBOARD PC&E COMM CONTROLLER	90101-001
DIGIBOARD KIT	90101-002
4MM DAT TAPE UNIT	90102-001
FREEWAVE WIRELESS MODEM	90103-001
EASYRDR SDK DISK ASSY	90104-001
ANTENNA ASSEMBLY EASYREADER	90105-001
LED ASSEMBLY EASYREADER	90106-001
SPEAKER ASSEMBLY EASYREADER	90107-001
BATTERY PACK ASSY EASYREADER	90108-001
CABLE ASSY COILED EASYREADER	90109-001
ADAPTOR DB25M/RJ45POD ASSY	90110-001
CABLE ASSY TIRIS RADIO	90111-001
DATADECK FLASH CARD ASSY	90112-001
TOP COVER ASSY DOLPH NUMERIC	90113-001
SYSTEM ASSY DOLPHIN NUMERIC	90114-001
SEAGATE SCSI DISK DRIVE	90115-001
TOP ASSY PCI DES CARD	90116-001
SYSTEM ASSY AUTHENTICATOR PEP	90117-001
SYSTEM ASSY AUTHENTICATOR G&D	90117-002
SYSTEM ASSY AUTHENTICATOR BLNK	90117-003
SYS ASSY AUTHCTR PEP NEW	90117-004
SYS ASSY AUTHCTR G&D NEW	90117-005
SYS ASSY AUTHCTR BLNK NEW	90117-006
CABLE ASSY AUTHENTICATOR	90118-001
SYSTEM ASSY MSR W/6.50 CABLE	90119-001
SYS ASSY MSR W/16.00 CABLE	90119-002

SYS ASSY MAGSTR RDR W/18" CBL	90119-003
DB9 TERMINATION KIT MSR	90120-001
DB9 TERMINATION KIT W/JACKSCR	90120-002
TOP ASSY PCI TRIPLE DES CARD	90121-001
SYSTEM ASSY 4100 NEW	90122-001
TOP ASSY DOLPHIN NUMERIC	90123-001
PACK OUT ASSY DOLPH NUMERIC	90124-001
SYSTEM FRAME ASSY DOLPH NUMRC	90125-001
BULK ERASE 1/2CARD UTILS DISK	90126-001
KIT,BULK ERS 1/2CRD UTILITIES	90127-001
SYSTEM ASSY PGTALES CRADLE CNT	90128-001
SIMM 4MB PSRAM	90130-001
TOP ASSY AUTHENTICATOR PEP	90131-001
TOP ASSY AUTHENTICATOR G&D	90131-002
TOP ASSY AUTHENTICATOR BLANK	90131-003
TOP ASSY AUTHCTR PEP NEW	90131-004
TOP ASSY AUTHCTR G&D NEW	90131-005
TOP ASSY AUTHCTR BLNK NEW	90131-006
CABLE ASSY DOLPHIN TOROID	90132-001
CABLE ASSY DOLPH TOROID CONN	90133-001
SYSTEM ASSY 3100	90134-001
SYSTEM ASSY CCFL DISPLAY	90135-001
SYSTEM ASSY CCFL MICROTERMINAL	90137-001
TOP ASSY MINI MOD FLASH CARD	90139-001
PEP EX-CHANGE SOFTWARE DEV KIT	90140-001
INSTLLN DISK ASSY PEP EXCH SDK	90141-001
TOP ASSY INST ACSS FULL CRD 4M	90142-001
TOP ASSY INST ACSS FULL CRD 8M	90142-002
TOP ASSY PCI SNG DES VMS110	90143-001
TOP ASSY PCI CRD 1DES 3DES	90143-002
DOLPH MEM EXPANSN OPTION 512K	90144-001
DOLPH MEM EXPANSION OPTION 2M	90144-002
DOLPH MEM EXPANSION OPTION 4M	90144-003
DOLPH MEM EXPANSION OPTION 8M	90144-004
DOLPH MEM EXPANSN OPT 4M TSHBA	90144-005
AUTHENTICATOR SW DEVELPRS KIT	90145-001
INSTLLN DISK ASSY AUTHENTICATR	90146-001
SYSTEM ASSY PRESENCE SENSOR	90147-001
TOP ASSY PCI SNGDES VMS110 SDK	90148-001
SDK PCI CARD 1DES 3DES	90148-002
INSTLLN DISK ASSY PCI DES SDK	90149-001
CABLE ASSY DOLPH SERIAL DEBUG	90150-001
TOP ASSY SHB2X MAIN	90151-001
TOP ASSY SHB2X MAIN SMT	90151-002
SYSTEM ASSY SHB2X MAIN	90152-001
SYS ASSY SHB2X MAIN SMT	90152-002
CABLE ASSY LED SYM HMBASE 2X	90153-001
CABLE ASSY INCONN SYM HBASE2X	90154-001
TOP COVER ASSY SYM HMBASE 2X	90155-001
TOP ASSY SHB2X REMOTE	90156-001

TOP ASSY SHB2X REMOTE SMT	90156-002
SYSTEM ASSY SHB2X REMOTE	90157-001
SYS ASSY SHB2X REMOTE SMT	90157-002
TOP ASSY SHB 4 SLOT SYSTEM	90158-001
TOP ASSY SHB 6 SLOT SYSTEM	90158-002
TOP ASSY SHB 8 SLOT SYSTEM	90158-003
TOP ASSY SHB 4 SLOT	90158-004
TOP ASSY SHB 6 SLOT SMT	90158-005
TOP ASSY SHB 8 SLOT SMT	90158-006
TOP ASSY TS 3101	90159-001
TOP COVER ASSY TS 3101	90160-001
TIRIS WAND ASSY	90161-001
SYSTEM ASSY MOBILE UNIT	90162-001
TOP ASSY SYM TIRIS HH W/TRAKKR	90163-001
TOP ASSY PCI TRIPLE DES SDK	90165-001
KIT INTERCONNECTION SHB2X	90167-001
EASYRDR WIN 95 SDK DISK ASSY	90168-001
UPGRADE KIT EZRDR REV E PCB	90169-001
TOP ASSY ETHERNET UNIT SHB2X	90170-001
SYS ASSY ETHERNET UNIT SHB2X	90171-001
TOP ASSY 8 SLOT ETHERNET UNIT	90172-001
RS232 ADAPTOR,DIGIBD ACCELPORT	90173-001
CABLE ASSY AUTH, 5POS M,6POS F	90174-001
SOFTWARE DEV KIT 3101 TOUCHSRN	90175-001
DISK ASSY 3101 TCHSCRN SDK	90176-001
TOP ASSY FALCON	90177-001
SYSTEM ASSY FALCON	90178-001
TOP COVER ASSY FALCON	90179-001
BOTTOM COVER ASSY FALCON	90180-001
SYSTEM FRAME ASSY FALCON	90181-001
BATT PACK ASSY NIMH 1200MA FCN	90182-001
BATT PACK OPT NIMH 1200MA FLCN	90183-001
PACK OUT FALCON	90184-001
BATT CONTROL CABLE FALCON	90185-001
FLEX CABLE SCAN ENG FALCON	90186-001
MEM EXP OPTION 24MB FALCON	90187-001
MEM EXP OPTION 8MB FALCON	90187-002
SYSTEM ASSY REMOTE KEYBOARD	90188-001
SYS ASSY MAC ENGINE DRIVE BAY	90189-001
SYS ASSY MAC ENGINE PC MOUNT	90190-001
KIT ETHERNET CRADLE COMPS	90191-001
BATT CONTACT FRAME ASSY FALCON	90192-001
TOP ASSY HHP DOLPHIN TERMINAL	90193-001
TOP ASSY HHP DOLPH TERM 2MB	90193-002
TOP ASSY HHP DOLPHIN HOMEBASE	90194-001
HHP DOLPH TOP COVER ASSY	90195-001
HHP DOLPHIN BOTTOM COVER ASSY	90196-001
HHP DOLPHIN SYSTEM FRAME ASSY	90197-001
HHP DOLPHIN FRAME ASSY	90198-001
HHP DOLPHIN KEYBOARD ASSY	90199-001

HHP DOLPHIN ANTENNA PLUG ASSY	90200-001
HHP DOLPHIN BACKUP BATTERY ASY	90201-001
HHP DOLPH BATT PK 1200MA NIMH	90202-001
HHP DOLPHIN SYSTEM ASSY	90203-001
SYSTEM ASSY HHP DOLPH HOMEBASE	90206-001
HHP DOLPH HOMEBASE TOP CVR ASY	90207-001
CABLE ASSY HHP DOLPH HBASE	90209-001
KIT MATING CONN LOCOLOCK	90210-001
TOP ASSY V35 FLASH CARD	90211-001
TOP ASSY EUCALYPTUS	90212-001
TOP ASSY MASTER 5 CE MARK	90213-001
TOP ASSY PRES SENSOR CE MARK	90214-001
TOP ASSY POS 2	90216-001
SYSTEM ASSY POS 2	90217-001
PRINTER ASSY POS 2	90218-001
DISPLAY ASSY POS 2	90219-001
CABLE ASSY DISPLAY POS 2	90220-001
CABLE ASSY 3300 TETH ANT CONN	90221-001
DISK ASSY SDK PDT 3300	90222-001
SDK PDT 3300 TETH ANTENNA	90223-001
CABLE ASSY ETHERNT CRDL DEBUG	90224-001
SDK V35 FLASH CARD	90225-001
DISK ASSY V35 DEMO SOFTWARE	90226-001
CANCELLATION CHARGES	90227-001
SYSTEM ASSY PP SERIAL CRADLE	90229-001
CABLE ASSY RJ-6/RJ-6, 5 FT	90230-001
STAND KIT PP SERIAL CRADLE	90231-001
ADAPTOR ASSY DB9F TO RJ45-8	90232-001
EUCALYPTUS DEVELOPERS KIT	90233-001
TOP ASSY PALM PILOT SER CRADLE	90235-001
POWER CORD PP CRADLE TEST FIX	90240-001
CABLE ASSY 40 COND IDC 24 INCH	90241-001
TOP ASSY EXPANDED FLASH 2 MB	90244-003
DISK ASSY HDRV SW LKHD PRS CRD	90248-001
DISK ASSY PERS CRD SUPPORT SW	90249-001
SYSTEM ASSY RADIOSLED24	90250-001
SYSTEM ASSY RADIOSLED24 UK	90250-002
TOP ASSY RADIOSLED24	90251-001
TOP ASSY RADIOSLED24 UK	90251-002
SYSTEM ASSY SOHO 2000	90252-001
TOP ASSY SOHO 2000	90253-001
TOP ASSY SOHO 2000-25S	90253-002
TOP ASSY SOHO 2000-4P	90253-009
TOP COVER ASSY PP RADIO CRADLE	90254-001
ANTENNA CBL ASSY RADIOSLED24	90255-001
BATT CONT CABLE ASSY RADSLED24	90256-001
GLOBAL PC DEVELOPMENT	90257-001
BATTERY PACK ASSY 1540 CRADLE	90258-001
TOP ASSY ETHRNT LINE DETECTOR	90259-001
TOP ASSY LH PRINTER STATION	90263-001

SYSTEM ASSY LH PRINTER STATION	90264-001
DISPLAY ASSY LH PRINTER STATN	90265-001
DISP FRONT COV ASSY LH PRN STN	90266-001
KEYBOARD ASSY LH PRINTER STN	90267-001
MODEM RACK ASSY LH PRINTER STN	90269-001
CD/HARD DRIVE ASSY LHPS	90270-001
IR CABLE ASSY LH PRINTER STN	90271-001
KYBD CABLE ASSY LH PRINTER STN	90272-001
CD CABLE ASSY LH PRINTER STN	90273-001
HARD DRIVE CABLE ASSY LHPS	90274-001
LCD CABLE ASSY LH PRINTER STN	90275-001
RETAINER ASSY 2700 S4 CRADLE	90276-001
DISK ASSY RADIOSLED24 CONFG UT	90279-001
CABLE ASSY CHEMITSU CHLLR CNTL	90280-001
TOP ASSY CHEMITSU CHILLR CNTLR	90281-001
TOP ASSY HOME2000	90288-001
TOP ASSY FORTE READER	90294-001
TOP ASSY LITRONIC ARGUS 300	90295-001
SYSTEM ASSY FORTE READER	90296-001
SYSTEM ASSY VOODOO RACK MT	90297-001
TOP ASSY BIZ 2000	90298-001
SYSTEM ASSY HOME 2000	90299-001
CABLE ASSY YELLOW LED	90300-001
CABLE ASSY LED GREEN	90301-001
CABLE ASSY LED TO PCB	90302-001
TOP ASSY VOODOO RK MT 2	90305-001
SYSTEM ASSY BIZ 2000	90306-001
TOP ASSY I/O CONTROLS	90308-001
TOP ASSY SERIALIZED TIRIS TAG	90310-001
TOP ASSY PROXIM RSLED	90311-001
SYS ASSY PROXIM RSLED	90312-001
ANTENNA CABLE ASSY PROX RSLED	90313-001
BATT PK ASSY PROXIM RLSED	90314-001
FLEX CABLE ASSY PROXIM	90315-001
TOP ASSY ABB VISTANET PCI CARD	90316-001
TOP ASSY WG2500 SOHO US	90317-001
TOP ASSY C2.5 WG2500 SOHO	90317-002
TOP ASSY C3.3 WG2500 SOHO	90317-003
TOP ASSY WGSOHO MOD:WG2500UK	90317-004
TOP ASSY WGSOHO MOD:WG2500-EU	90317-005
TOP ASSY WGSOHO MOD:WG2500-AU	90317-006
TOP ASSY WGSOHO MOD:WG2500-JA	90317-007
TOP ASSY SOHO/TC MOD:WG2510-US	90317-101
TOP ASSY SOHO/TC MOD:WG2510-UK	90317-104
TOP ASSY SOHO/TC MOD:WG2510-EU	90317-105
TOP ASSY SOHO/TC MOD:WG2510-AU	90317-106
TOP ASSY SOHO/TC MOD:WG2510-JA	90317-107
TOP ASSY MOTOROLA CARD RDR	90318-001
SYSTEM ASSY MOTOROLA CARD RDR	90319-001
SYSTEM ASSY SOHO PLUS	90320-001

TOP ASSY ECLIPSE	90322-001
SYSTEM ASSY ECLIPSE	90323-001
CABLE ASSY ECLIPSE	90324-001
TOP ASSY NET SC520 ACCESS PT	90325-001
TOP ASSY LITRONIC USB FOB	90326-001
SPECIAL WGND PEPLK WATER SEAL	90332-001
SPECIAL WGND PEPLCK RT ANGLE	90333-001
CABLE HARNESS SPECIAL WGND PLK	90334-001
CABLE HARNESS LHAND WGND PLK	90334-002
TOP ASSY WG2300 TELECOMMUTER	90337-001
CABLE ASSY MOTOROLA CD RDR	90338-001
CONTACT ASSY MOT CRD RDR	90339-001
WGND PEPLCK LEFT HAND MTG	90340-001
TOP ASSY EMS WATCHPATROL 2000	90342-001
TOP ASSY EMS WRIST UNIT	90343-001
FRONT COVER ASSY MOT CARD RDR	90346-001
STACK ASSY NEC ADSL INFOSET 2	90349-002
TOP ASSY ECS DT800IP	90350-001
TOP ASSY ECS VIU	90351-001
SYSTEM ASSY VIU	90352-001
CABLE ASSY VIU MAIN TO IO BD	90353-001
CABLE ASSY VIU MB TO LCD	90354-001
SYSTEM ASSY 1500 ETH CRD PEP	90355-001
TOP ASSY 1500 ETH CRD PEP	90356-001
TOP ASSY CISCO FLASH CD 8MB	90357-002
TOP ASSY CISCO FLASH CARD 12MB	90357-003
TOP ASSY CISCO FLASH CARD 16MB	90357-004
PKG ASSY WGSOHO MOD:WG2500-US	90365-001
PKG ASSY WGSOHO MOD:WG2500-UK	90365-002
PKG ASSY WGSOHO MOD:WG2500-EU	90365-003
PKG ASSY WGSOHO MOD:WG2500-AU	90365-004
PKG ASSY WGSOHO MOD:WG2500-JA	90365-005
FRONT COVER ASSY SOBO	90366-001
TOP ASSY SOBO	90368-001
PKG ASSY SOHO/TC MOD:WG2510-US	90370-001
PKG ASSY SOHO/TC MOD:WG2510-UK	90370-002
PKG ASSY SOHO/TC MOD:WG2510-EU	90370-003
PKG ASSY SOHO/TC MOD:WG2510-AU	90370-004
PKG ASSY SOHO/TC MOD:WG2510-JA	90370-005
TOP ASSY LITRONIC SSA	90375-001
TOP ASSY LITRONIC SSA 150MHZ	90375-002
TOP ASSY CISCO MINI PIX	90376-001
TOP ASSY NEC SOHO IP DATE GWY	90377-001
TOP ASSY NEC STAND ALONE DG	90378-001
AMD SC520 EVALUATION BOARD	90379-001
TOP ASSY NEC SOHO IP	90380-001
TOP ASSY NEC SOHO IP ANNEX A&C	90380-002
TOP ASSY WG2505 US 3.3	90382-005
TOP ASSY WG2510 US 3.3	90382-010
TOP ASSY WG2515 US 3.3	90382-015

TOP ASSY WG2500 UK 3.3	90382-100
TOP ASSY WG2505 UK 3.3	90382-105
TOP ASSY WG2510 UK 3.3	90382-110
TOP ASSY WG2515 UK 3.3	90382-115
TOP ASSY WG2500 EU 3.3	90382-200
TOP ASSY WG2505 EU 3.3	90382-205
TOP ASSY WG2510 EU 3.3	90382-210
TOP ASSY WG2515 EU 3.3	90382-215
TOP ASSY WG2500 AU 3.3	90382-300
TOP ASSY WG2505 AU 3.3	90382-305
TOP ASSY WG2510 AU 3.3	90382-310
TOP ASSY WG2515 AU 3.3	90382-315
TOP ASSY WG2500 JP 3.3	90382-400
TOP ASSY WG2505 JP 3.3	90382-405
TOP ASSY WG2510 JP 3.3	90382-410
TOP ASSY WG2515 JP 3.3	90382-415
TOP ASSY DENSE-PAC DIMM BOARD	90384-001
INFOSET TEST FIXTURE ASSY	90385-001
TEST CABLE 3PIN TO DB9 INFOSET	90386-001
TEST CABLE RJ TO 2 LD INFOSET	90387-001
TOP ASSY AUTOMATIC INTUITION	90389-001
SYSTEM ASSY AUTO INTUITION	90390-001
TOP COVER ASSY AUTO INTUITION	90391-001
LCD ASSY AUTO INTUITON	90392-001
TOP ASSY NORTEL ADSL PCI MODEM	90397-001
KEYPAD ASSY SMART SWITCH	90398-001

IDA TOOLING	QTY.
Markem print letters	1 KIT
Small vices	6
Shims	28
Lead Form Vice	2
Lead cutter w/ 4 attacments	1
VAM DEK Stencils	QTY.
10593 Rev. A	1
10601 Rev. A	1
10607 Rev. A	1
10638 Rev. A bottom	1
10638 Rev. A top	1
10639 Rev. A	1
10644 Rev. D	1
10649 bottom	1
10649 top	1
10661-00 Rev. A	1
17D0123-01 Rev. A	1
17D0156-03 Rev. E	1
17D0361-02 Rev. B	1
17D0525 Rev. B	1
17D0574-01 Rev. B	1
17D0643-02 Rev. A	1
17D0703-00 Rev. X1	1
17D0705 Rev. B	1
17D0706-01 Rev. A	1
17D0706-02 Rev. A	1
17D0706-02 Rev. A	1
17D0708-01 Rev. B bottom	1
17D0708-01 Rev. C bottom	1
17D0708-01 Rev. C top	1
17D0708-02 Rev. A bottom	1
17D0708-02 Rev. A top	1
17D0709-02 Rev. B	1
17D0712-01 Rev. B	1
17D0714-00 Rev. A bottom	1
17D0714-00 Rev. A top	1
D0700-001 Rev. 3 bottom	1
D0700-001 Rev. 3 top	1
D0701-001 Rev. 3 bottom	1
IDA Equipment	QTY.
Markem Offset Printers	3
All Available Test Software
Dremmel Tools	7
VAM Test	QTY.
Computers	3
Spare Comp. Prts	2
Misc. Test Hardware

Machinery and Equipment—Exhibit C

Test Fixture #	Qty.	Test Fixture #	Qty.	Test Fixture #	Qty.	Test Fixture #	Qty.
69A00300	3	69A05900	1	69A10500	2	69A15600	2
69A00700	3	69A06000	2	69A10700	1	69A15700	1
69A00800	3	69A06200	2	69A10900	1	69A15800	1
69A00900	3	69A06400	1	69A11000	1	69A15900	1
69A01000	1	69A06600	1	69A11100	4	69A16000	1
69A01100	5	69A06700	6	69A11300	1	69A16100	2
69A01200	3	68A06800	1	69A11400	1	69A16200	1
69A01500	2	69A06900	2	69A11500	1	69A16300	4
69A01600	4	69A07100	2	69A11600	1	69A16400	1
69A02100	2	69A07300	1	69A11700	1	69A16600	2
69A02400	1	69A07500	1	69A11900	3	69A16700	1
69A02600	4	69A07600	2	69A12000	1	69A16800	1
69A02700	6	69A07700	2	69A12400	1	69A17100	1
69A02900	3	69A07800	2	69A12500	1	69A17200	1
69A02904	3	69A07900	1	69A12600	1	69A17300	2
69A03000	2	69A08200	1	69A12700	1	69A17400	2
69A03100	2	69A08300	2	69A12800	2	69A17900	1
69A03200	2	69A08500	2	69A12900	2	69A18000	2
69A03300	3	69A08600	2	69A13100	1	69A18100	2
69A03400	1	69A08700	1	69A13400	1	69A18400	1
69A03600	2	69A08800	1	69A13600	2	69A18500	1
69A03800	2	69A09100	2	69A13700	2	32kx8 lcc eprom	1
69A03900	2	69A09200	1	69A13800	1	32 pin lcc flash	1
69A04000	1	69A09300	2	69A13900	1	32 pin lcc flash	1
69A04100	1	69A09400	1	69A13901	1	baxter lcc	1
69A04400	1	69A09500	1	69A14000	1	1 M. flash	1
69A04500	1	69A09600	1	69A14100	2	67A06900	1
69A04600	1	69A09700	2	69A14200	1	1M128kx832 pin	1
69A04800	1	69A09800	2	69A14300	1	mx29f1610a	1
69A04900	2	69A09900	1	69A14700	1	dpclmstd	1
69A05200	1	69A10000	2	69A15000	6	69A18600	1
69A05300	1	69A10100	1	69A15100	1	69A00600	3
69A05700	1	69A10300	1	69A15200	2
69A05800	2	69A10400	1	69A15400	1

IDA TEST BOARDS

Test Board #	Qty.	Note: Other misc. bare sockets in box
69A06000	1
69A12800	1
69A06100	1

IDA BURN IN BOARDS

Board # or Description	LABELED	QTY.
PSI Board Tester		1
68A08200	#'s 001 thru 018	18
68A02500	#'s 001 thru 006	6
Versa Pack/ Half	#'s 001 thru 005	5
Versa Stack	#'s 001 thru 007	7
Flat Pack SLCC	#'s 001 thru 004	4
ESL SLCC	#'s 001 thru 005	5
ESL Stack	# 001	1
36 pin DIPS	#'s 001 thru 009	9
TSOPS	#'s 001 thru 002	2
LCCT.I	#'s 001 thru 003	3
T.I. 66PGA 901224	#'s 001 thru 004	4
Flex Pack	#'s 001 thru 002	2
68A03000 DPS 512	#'s 001 thru 011	11

Inventory Status
IDA—Exhibit D

Creation Date Part Number	Description	Location	Lot #	On-Hand	Act. Cost	0-9 Months	9-12 Months	12-15 Months	15-18 Months	Over 18 Months
2/5/2004 11A456-36	DPS128X32BV3-20M	FGACT	68134	8	67.68	541.42	0.00	0.00	0.00	0.00
4/13/2004 11A470-05	DPS512S8PLL-85C	FGACT	68803	195	14.82	2,890.58	0.00	0.00	0.00	0.00
2/25/2003 11A552-01	DPS128M8CY-HGA HARRIS COR	SKACT	65031	49	13.78	0.00	0.00	675.18	0.00	0.00
5/6/2003 11A552-02	DPS128M8CHY-HGA HARRIS	SKACT	65812	5	30.75	0.00	0.00	153.75	0.00	0.00
4/1/2003 11A594-01	DPS128M8BY-HGA HARRIS	SKACT	65356	21	13.78	0.00	0.00	289.36	0.00	0.00
5/5/2003 11A594-11	DPS128M8BHY-HGA	SKACT	65787	16	50.10	0.00	0.00	801.53	0.00	0.00
5/3/2004 11A698-03	13222909-03 CDI	CSACT	68980	20	0.00	0.00	0.00	0.00	0.00	0.00
5/3/2004 11A698-03	13222909-03 CDI	CSACT	68981	105	0.00	0.00	0.00	0.00	0.00	0.00
3/3/2004 11A734-46	DPS128M8BIY-20B	SKACT	68391	30	26.89	806.65	0.00	0.00	0.00	0.00
6/5/2003 11A765-35	SUB ASSY,DPS512M8MKIY-25M	SKACT	66127	36	44.27	0.00	1,593.77	0.00	0.00	0.00
4/27/2004 11A899-14	SUB ASSY,DP5Z1MM16PJY-12I	SKACT	68921	80	34.00	2,720.00	0.00	0.00	0.00	0.00
3/11/2004 11B097-01	SUB ASSY,13228494-01 LSB	SKACT	68486	53	71.60	3,794.56	0.00	0.00	0.00	0.00
7/30/2003 11B375-14	DP5Z1MW32PV3-12I	FGACT	66578	3	103.03	0.00	309.08	0.00	0.00	0.00
1/2/2004 11B393-14	SUB ASSY,DPZ128X16CY-15I	SKACT	67846	330	17.19	5,672.21	0.00	0.00	0.00	0.00
1/9/2004 11B393-14	SUB ASSY,DPZ128X16CY-15I	SKACT	67901	579	16.88	9,775.55	0.00	0.00	0.00	0.00
3/19/2004 11B393-45	SUB ASSY,DPZ128X16CY-12B	SKACT	68571	1647	18.43	30,360.30	0.00	0.00	0.00	0.00
12/23/2003 11B421-14	SUB ASSY,DPZ128X16CHY-15I	SKACT	67843	64	32.58	2,085.34	0.00	0.00	0.00	0.00
4/24/2003 11B421-41	SUB ASSY,DPZ128X16CHY-25B	SKACT	65678	17	45.02	0.00	0.00	765.33	0.00	0.00
2/4/2004 11B422-14	DPZ256X16CH3-15I	FGACT	68126	17	49.70	844.94	0.00	0.00	0.00	0.00
7/25/2003 11B443-03	SUB ASSY,DPS2MX8MY5-55C	SKACT	66535	2	20.14	0.00	40.27	0.00	0.00	0.00
7/17/2003 11B508-34	SUB ASSY,DP5Z1MM8NKH3-12M	SKACT	66439	4	99.12	0.00	396.48	0.00	0.00	0.00
3/1/2004 11B516-32	DPS128M8CIY-45M	SKACT	68366	21	39.66	832.86	0.00	0.00	0.00	0.00
4/20/2004 11B517-14	DP5Z2MW32PV3-12I	FGACT	68846	1	221.59	221.59	0.00	0.00	0.00	0.00
11/21/2003 11B522-46	SUB ASSY,DPS128M8DY-20B	SKACT	67567	3	12.84	38.51	0.00	0.00	0.00	0.00
12/3/2002 11B524-06	DPS128X16BA3-20C-M	FGACT	63985	2	43.68	0.00	0.00	0.00	87.36	0.00
12/10/2002 11B524-06	DPS128X16BA3-20C-M	FGACT	64063	3	210.34	0.00	0.00	0.00	631.03	0.00
4/9/2003 11B535-15	SUB ASSY,DPS512M8MKY-25I	SKACT	65450	22	21.35	0.00	0.00	469.74	0.00	0.00
4/10/2003 11B535-15	SUB ASSY,DPS512M8MKY-25I	SKACT	65474	67	24.86	0.00	0.00	1,665.43	0.00	0.00
4/27/2004 11B535-46	SUB ASSY,DPS512M8MKY-20B	SKACT	68917	502	22.95	11,519.90	0.00	0.00	0.00	0.00
4/27/2004 11B535-46	SUB ASSY,DPS512M8MKY-20B	SKACT	68918	772	22.95	17,715.86	0.00	0.00	0.00	0.00
4/27/2004 11B535-46	SUB ASSY,DPS512M8MKY-20B	SKACT	68922	155	23.39	3,625.82	0.00	0.00	0.00	0.00
11/25/2003 11B538-34	SUB ASSY,DP5Z1MM16PY 120ns	SKACT	67617	24	34.05	817.26	0.00	0.00	0.00	0.00
11/18/2002 11B538-44	SUB ASSY,DP5Z1MM16PY 120ns	SKACT	63801	1	36.32	0.00	0.00	0.00	36.32	0.00
6/17/2002 11B541-46	SUB ASSY,DPS128M8DHY 20ns	SKACT	61367	2	52.19	0.00	0.00	0.00	0.00	104.38
6/9/2003 14A104-00	SUBSTRATE ASSY, VERSAPAC	SKACT	66153	45	48.03	0.00	2,161.19	0.00	0.00	0.00
4/14/2004 14A134-00	SUB ASSY, HALF V-PAC	SKACT	68814	31	39.04	1,210.27	0.00	0.00	0.00	0.00
9/23/2003 14A142-00	SUB ASSY, DENSE-STACK	SKACT	67044	343	13.21	4,530.58	0.00	0.00	0.00	0.00

1

Creation Date Part Number	Description	Location	Lot #	On-Hand	Act. Cost	0-9 Months	9-12 Months	12-15 Months	15-18 Months	Over 18 Months
4/9/2002 14A143-00	SUBST ASSY,VERSA-STACK	SKACT	60277	519	14.52	0.00	0.00	0.00	0.00	7,533.75
8/18/2003 14A145-00	SUB ASSY, V-STACK INSERT	SKACT	66743	180	15.01	2,701.84	0.00	0.00	0.00	0.00
12/11/2003 14A145-00	SUB ASSY, V-STACK INSERT	SKACT	67753	500	15.01	7,503.90	0.00	0.00	0.00	0.00
7/23/2003 14A201-00	SBSTRT ASSY,V-STACK VER 2	SKACT	66517	2	33.33	0.00	66.66	0.00	0.00	0.00
2/18/2004 14A201-00	SBSTRT ASSY,V-STACK VER 2	SKACT	68238	150	33.36	5,003.63	0.00	0.00	0.00	0.00
2/5/2002 14A203-00	SUBSTRT ASSY,DPS1MS8MP	SKACT	59387	17	22.20	0.00	0.00	0.00	0.00	377.34
10/11/2001 14A220-00	SUBST ASSY,DPS512C32MKV3	SKACT	57969	14	34.02	0.00	0.00	0.00	0.00	476.31
9/15/2003 14A220-00	SUBST ASSY,DPS512C32MKV3	SKACT	66966	250	34.02	8,504.18	0.00	0.00	0.00	0.00
10/11/2001 14A222-00	SUBST ASSY,DPS512X8MKN3	SKACT	57970	338	20.00	0.00	0.00	0.00	0.00	6,760.00
12/22/2003 14A228-00	SUBST ASSY,DPE512S8NKT	SKACT	67833	219	28.02	6,136.31	0.00	0.00	0.00	0.00
2/17/2004 14A351-00	SUBST ASSY,DP5Z256S32AW	SKACT	68226	12	7.73	92.76	0.00	0.00	0.00	0.00
4/22/2004 42A084-00	DIE,128KX8 SRAM,CYPRESS	SKACT	68863	1899	2.22	4,215.78	0.00	0.00	0.00	0.00
2/24/2004 42A085-00	DIE,512KX8 SRAM,CYP SHRNK	SKACT	68298	85	8.49	721.65	0.00	0.00	0.00	0.00
9/11/2003 43A008-00	CAP, CDR04 .1ufd .001%FR	SKACT	66932	760	0.25	191.90	0.00	0.00	0.00	0.00
2/9/2004 43A013-00	CAP, CDR33 .1uf .001%FR	SKACT	68153	1000	0.25	252.20	0.00	0.00	0.00	0.00
3/6/2002 43A050-00	CHIP RES,ZERO OHM,0805	SKACT	59772	2000	0.01	0.00	0.00	0.00	0.00	10.00
1/21/2003 43A052-00	CHIP RESISTOR, OOHM 0603	SKACT	64468	500	0.02	0.00	0.00	0.00	10.00	0.00
5/7/2003 43A114-00	CAP,33uF TANTALUM 10V	SKACT	65831	1500	0.19	0.00	0.00	285.00	0.00	0.00
1/2/2003 43A141-00	RES CHIP,10K OHM,0603	SKACT	64210	200	0.01	0.00	0.00	0.00	1.18	0.00
4/24/2004 44A050-00	HEADER,SMT 2mm 1X2 LO PRO	SKACT	68898	296	0.08	24.86	0.00	0.00	0.00	0.00
4/26/2004 44A050-00	HEADER,SMT 2mm 1X2 LO PRO	SKACT	68902	3000	0.08	252.00	0.00	0.00	0.00	0.00
1/28/2004 44A051-00	SHUNT,2mm GOLD	SKACT	68050	432	0.08	34.56	0.00	0.00	0.00	0.00
10/21/2003 45A010-49	LCC, 54ACT138 'ACT' "B"	SKACT	67312	11	9.87	108.54	0.00	0.00	0.00	0.00
7/3/2003 45A100-44	LCC, AT28HC256-12LM/883	SKACT	66334	23	24.71	0.00	568.39	0.00	0.00	0.00
11/7/2002 45A110-09	1of8 Decoder/Demultiplexer	SKACT	63646	1587	0.14	0.00	0.00	0.00	0.00	224.72
11/25/2002 45A233-06	SOIC, KM681000 55ns "LL"	SKACT	63926	28	0.96	0.00	0.00	0.00	26.86	0.00
10/10/2003 45A338-43	LCC,AT28C010E-15EM/883	SKACT	67203	5	135.02	675.10	0.00	0.00	0.00	0.00
4/20/2004 45A540-03	PLCC,AMD29F002BB-70JC	SKACT	68843	7	4.75	33.25	0.00	0.00	0.00	0.00
4/26/2004 45A540-04	PLCC,256Kx8 FLASH,55ns AMD	SKACT	68900	120	2.05	246.00	0.00	0.00	0.00	0.00
1/9/2004 45A553-00	SOIC,74HCT00,NAND GATE	SKACT	67900	76	0.10	7.22	0.00	0.00	0.00	0.00
9/2/2003 46A038-00	LID,HRC-2489,SEMI ALLOYS	SKACT	66870	895	0.84	752.61	0.00	0.00	0.00	0.00
3/18/2004 46A038-00	LID,HRC-2489,SEMI ALLOYS	SKACT	68560	1500	2.18	3,274.95	0.00	0.00	0.00	0.00
8/5/2003 46A047-00	SLCC, DUAL 1M FLASH	SKACT	66624	37	4.97	0.00	183.96	0.00	0.00	0.00
9/2/2003 46A047-00	SLCC, DUAL 1M FLASH	SKACT	66869	1151	4.60	5,297.02	0.00	0.00	0.00	0.00
2/19/2004 46A065-00	LID,DPS512M8MY SAMSUNG	SKACT	68249	545	1.59	866.17	0.00	0.00	0.00	0.00
8/5/2003 46A110-00	SLCC PKG,DPS128M8DY CYPRS	SKACT	66625	53	6.15	0.00	326.09	0.00	0.00	0.00
4/5/2004 46A110-00	SLCC PKG,DPS128M8DY CYPRS	SKACT	68718	1900	6.15	11,691.84	0.00	0.00	0.00	0.00
	Total:					$158,592.47	$5,645.89	$5,105.32	$792.75	$15,486.50
	Grand Total:					$185,622.93

2

Exhibit H

        Quality conditions and auditing to be performed by DPAC, of Twilight, for orders that are received by DPAC, but manufactured or processed by Twilight. And, auditing of RMA's that Twilight processes, where the returned product originally shipped on an order that was received by DPAC.

        DPAC's quality auditing and verification will consist of:

    Audit ESD control records and processes for compliance to JESD625.

    Audit handling and packaging practices of moisture sensitive items for compliance to J-STD-033.

    Audit records and processes to verify solder-ability, per JESD22-B102, of Final Products with a shelf life greater than two years.

    Review receiving inspections processes and records, to determine if the necessary evaluations were performed to determine compliance of incoming material, to DPAC's routers, drawings, approved vendors and specifications.

    Audit kits of material and / or subassemblies to determine if the items within the kit are compliant to DPAC's approved vendor lists.

    Audit manufacturing, inspection and test processes to determine compliance to DPAC's routers, drawings, approved vendor lists and specifications.

    Review final product for compliance to DPAC's routers, drawings, approved vendors and specifications.

    Review records and material to verify compliance to DPAC's Q.C.I. testing program. This program is outline in DPAC documents 36A009-00 and 35A010-00. All test methods specified are defined in MIL-STD-883 and MIL-PRF-38535.

    Audit equipment calibration per ANSI/NCSL Z540-1 or equivalent.

Conditions:

    DPAC shall be granted reasonable access to material, records, Twilight's facilities and Twilight's subcontractors relating solely to the Products and subject to Buyer's access to subcontractor's records.

    Material and assemblies found to be nonconforming, by DPAC, to DPAC's routers, drawings, specification and approved vendors shall not be used.

    The specifications identified within this Appendix must be met before manufacturing or processing can begin.

    Modifications, alterations or substitutions to material or processes, that affect form, fit, function or reliability, per JESD46, shall not be permitted unless authorized by DPAC.

    Product traceability is per MIL-PRF-38535, Appendix A, Paragraph A.4.8.1.2.8

    Record to be maintained shall be per MIL-PRF-38535, Appendix A, Paragraph A.4.8.1.2, Sections A through I.

    Twilight must adhere to DPAC's Q.C.I. testing program as outline in DPAC documents 36A009-00 and 35A010-00. All test methods specified are defined in MIL-STD-883 and MIL-PRF-38535.

    When not otherwise defined on DPAC's drawings, routers or specifications, workmanship shall be per IPC-A-610, Class 2 and MIL-STD-883, Method 2009.9. Workmanship of printed circuit boards shall be per IPC-A-600, Class 2.

        In connection with Twilight's manufacturing of Products pursuant to paragraph 6.2 herein, DPAC may, at its option and at its own cost, perform audit(s) to confirm the qualification of Twilight as a manufacturer of said products. Twilight will contact DPAC, in advance of initializing processing product for the first time, and setup a time to conduct the initial qualification audit. DPAC retains the right to inspect all Finished Business Products prior to shipping. Twilight shall provide notification to DPAC not less than two full business days prior to the scheduled shipment date, so as to provide an opportunity for inspection by DPAC. If upon receipt of such notice DPAC desires to inspect the finished product, they shall notify Twilight of such intent and perform such inspection within the two full business day period before the scheduled shipment. If DPAC fails to so notify Twilight, the right to inspect that shipment lapses, but shall not affect the right of DPAC to inspect any future shipments, nor shall any inspection (or any failure to inspect) relieve Twilight of its duty to comply with all DPAC's routers, drawings, use of approved vendors, specification and elements within this appendix.

EXHIBIT F
NON-EXCLUSIVE LICENSE AGREEMENT

        For valuable consideration, receipt of which is hereby acknowledged, Twilight Technology, Inc. ("Twilight") hereby grants to DPAC Technologies Corp. ("DPAC") an irrevocable until April 20, 2007, royalty-free, non-exclusive license to United States Patent No. 4,956,694 and all other intellectual property sold, transferred, conveyed or otherwise assigned, pursuant to that certain Asset Purchase Agreement dated May 1, 2004 by and between Twilight and DPAC (the "Asset Purchase Agreement"). Pursuant to this license, DPAC has the right to sublicense said patent and intellectual property to any entity(s) controlled by DPAC.

        Notwithstanding the foregoing, neither DPAC nor any other licensee or sublicensee hereunder shall manufacture, make or have made any product covered by said patent or otherwise exploit said patent unless either (1) it first obtains the written consent of Twilight, which shall not be unreasonably withheld, or (2) it first gives Twilight written notice of an alleged breach of that certain Asset Purchase Agreement dated May 6, 2004 between DPAC and Twilight, and said alleged breach is not cured to its reasonable satisfaction within ten (10) business days following the date of such written notice.

Dated:

Twilight Technology, Inc.	DPAC Technologies Corp.

By:	By:
Its:	Its:

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ASSET PURCHASE AGREEMENT
ASSIGNMENT